UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2026
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 North Shoreline, Ste. 800, Corpus Christi, Texas, USA		78401
(U.S. corporate headquarters)		(Zip Code)

1188 West Georgia Street, Suite 1830 Vancouver, British Columbia, Canada	V6E 4A2
(Canadian corporate headquarters)	(Zip Code)

(Address of principal executive offices)

(361) 888-8235
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Uranium Energy Corp. (the “Company”) was held on July 23, 2026 to approve the agenda items described below.

A total of 360,697,854 shares of the Company’s common stock (approximately 72.9% of the 494,872,366 issued and outstanding shares of the Company’s common stock entitled to vote as of May 29, 2026, the record date for the Annual Meeting), were present in person or by proxy and constituted a quorum for the transaction of business. The agenda items submitted at the Annual Meeting were passed as described below.

Agenda Item 1.         To elect the following six directors:

Nominee	For	Withheld
Amir Adnani	284,913,462	21,324,498
Spencer Abraham	303,554,515	2,683,445
David Kong	299,457,991	6,779,969
Vincent Della Volpe	296,557,343	9,680,617
Gloria Ballesta	297,528,299	8,709,661
Trecia Canty	288,233,121	18,004,839

There were 54,459,894 broker non-votes with respect to each director under this agenda item.

Agenda Item 2.         To ratify the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2026. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For	Against	Abstain
357,342,477	2,895,792	459,585

There were no broker non-votes with respect to this agenda item.

Agenda Item 3.         To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For	Against	Abstain
299,936,455	5,059,182	1,242,323

There were 54,459,894 broker non-votes with respect to this agenda item.

Item 7.01         Regulation FD Disclosure

On July 23, 2026, the Company issued a news release announcing the results of the Annual Meeting.

A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	News Release of Uranium Energy Corp. dated July 23, 2026.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: July 23, 2026	By:	/s/ Josephine Man
Josephine Man
Chief Financial Officer, Treasurer and Secretary